UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 30, 2007

 Date of earliest event reported:  April 27, 2007

NORTHWEST AIRLINES CORPORATION

(Debtor-in-Possession)

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure.

On April 27, 2007, Northwest Airlines Corporation (the “Company”) and thirteen of its direct and indirect subsidiaries, including Northwest Airlines, Inc. (collectively, the “Debtors”), filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) a Supplement (the “Plan Supplement”) to the First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (the “First Amended Plan”) filed by the Debtors with the Bankruptcy Court on March 30, 2007.  In the Plan Supplement, the Debtors (i) supplemented certain information included in the Debtors’ Disclosure Statement with Respect to the First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 30, 2007 (the “Disclosure Statement”); (ii) filed with the Bankruptcy Court copies of the Company’s Amended Bylaws and Amended Certificate of Incorporation, which are described in section VIII.C. of the Disclosure Statement, and (iii) updated the Debtors’ estimate for the aggregate amount of general unsecured claims that will ultimately be allowed against the Debtors, which is set forth in section V.B.2 of the Disclosure Statement, from the prior estimate of a range of $8.75 billion to $9.5 billion. Based upon additional refinements in claims analysis and the current status of the claims reconciliation process, the Debtors have updated this estimate to reflect that the estimated aggregate amount of general unsecured claims that will ultimately be allowed against the Debtors is in the range of $8.2 billion to $8.8 billion (which excludes a claim equivalent value for the stock and cash consideration to be distributed to certain non-executive management employees in lieu of a claim filed on behalf of management employees, which was previously withdrawn).  This estimate is subject to significant uncertainties relating to the resolution of various claims, including the resolution of contingent and unliquidated claims such as litigation claims.  As a result, there can be no assurances that the ultimate amount of allowed claims will not exceed $8.8 billion, and there could be in excess of $13 billion of allowed and disputed claims at or about the time of the Debtors’ emergence from bankruptcy.  This estimate does not include any amounts for post-petition interest on any claims and also excludes administrative, priority, subordinated and secured claims.

None of the statements in this report are a solicitation of votes for or against the Amended Plan or any plan of reorganization. Any such solicitation will only be made through the Disclosure Statement. The Amended Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Form 8-K that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements of the Company. Such risks and uncertainties include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to develop, confirm and consummate a plan of reorganization with respect to its Chapter 11 proceedings, risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to obtain and maintain normal terms with vendors and service providers, the Company’s ability to maintain contracts that are critical to its operations, the ability of the Company to realize assets and satisfy liabilities without substantial adjustments and/or changes in ownership, the potential adverse impact of the Chapter 11 proceedings on the Company’s liquidity or results of operations, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations, inflation and other factors discussed herein.  The Company also believes that the material risks and uncertainties that could affect us as we emerge from bankruptcy include, among others, that the Company’s actual financial results may vary significantly from the projections filed with the Bankruptcy Court, that our consolidated financial statements will reflect fresh-start accounting adjustments made upon emergence from bankruptcy, that financial information in our future financial statements will not be comparable to the Company’s financial information from prior periods. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: April 30, 2007